Exhibit 10.21.2
AMENDMENT NO. 1 TO THE
AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
OF
PVF HOLDINGS LLC
     This Amendment No. 1 (this “Amendment”) to the Amended and Restated Registration Rights Agreement of PVF Holdings LLC (the “Company”) dated October 31, 2007 (the “Agreement”) is entered into and effective as of October 30, 2009, by and among the GSCP Members and the Company.
WITNESSETH
     WHEREAS, pursuant to Section 4.4 of the Agreement, the amendments set forth herein may be made with the written approval of Holders holding a majority of the Registrable Securities then held by all Holders (which majority must include the GSCP Members, so long as any GSCP Member holds any Registrable Securities); and
     WHEREAS, the GSCP Members, who, as of the date hereof hold in the aggregate a majority of the Registrable Securities held by all Holders, wish to amend the Agreement as set forth herein.
     NOW, THEREFORE, in consideration of the foregoing, the GSCP Members hereby agree as follows:
1. Amendments.
     1.1. The Agreement is hereby amended by adding the following after the reference to “the RM Members,” in the definition of “Holder or “Holders”: the TM Members,
     1.2. The Agreement is hereby amended to add the following new definition:
“THNV” means Transmark Holdings N.V.
“TM Members” means THNV, Neil Wagstaff and Hugh Brown, and any other subsequent Holder who becomes a TM Member pursuant to the terms of this Agreement and the LLC Agreement.

     1.3. The Agreement is hereby amended to add “THNV or” before each of the references to “any GSCP Member” in the first and second sentences of Section 2.1(a)(i) and before “the GSCP Member” in the second sentence of Section 2.1(a)(i)
     1.4. The Agreement is hereby amended to delete the reference to “GSCP Members” in Section 2.1(a)(iii) and replace with “Initiating Holder(s)”.
     1.5. The Agreement is hereby amended to delete Section 2.1(b)(ii) and replace with the following:
(ii)(x) the Company shall not be required to effect more than five (5) Demand Registrations for the GSCP Members (it being understood that if a single Demand Registration Request is delivered by more than one GSCP Member, the registration requested by such Demand Registration Request shall constitute only one Demand Registration), and (y) the Company shall not be required to effect more than one (1) Demand Registration for THNV;
     1.6. The Agreement is hereby amended to add “or THNV” after “the GSCP Members” in the last paragraph of Section 2.3(a).
     1.7. The Agreement is hereby amended to delete Section 4.4 and replace with the following:
     4.4 Amendments and Waivers. Any provisions of this Agreement may be amended, modified, supplemented or waived with the written approval of Holders holding a majority of the Registrable Securities then held by all Holders (which majority must include the GSCP Members, so long as any GSCP Member holds any Registrable Securities); provided, however, that (a) any amendment, modification, supplement or waiver of any of the provisions of this Agreement that affects the McJ Members disproportionately vis-à-vis the GSCP Members and results in a material adverse effect on the McJ Members will require the written approval of the GSCP Members and of the McJ Members holding a majority of the Registrable Securities then held by all McJ Members (such approval by the McJ Members not to be unreasonably withheld or delayed), (b) any amendment, modification, supplement or waiver of any of the provisions of this Agreement that affects the RM Members disproportionately vis-à-vis the GSCP Members and results in a material adverse effect on the RM Members will require the written approval of the GSCP Members and of the RM Members holding a majority of the Registrable Securities then held by all RM Members (such approval by the RM Members not to be unreasonably withheld or delayed), and (c) any amendment, modification, supplement or waiver of any of the provisions of this Agreement that affects the TM Members disproportionately vis-à-vis the GSCP Members and results in a material adverse effect on the TM Members will require the written approval of the GSCP Members and of the TM Members holding a majority of the Registrable Securities then held by all TM Members (such approval by the TM Members not to be unreasonably withheld or delayed). Notwithstanding the foregoing, this Agreement may be amended, modified, supplemented or waived with the written approval of the Company pursuant to Section 12.9 or 12.10 of the LLC Agreement. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar). No failure or delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof or of any other or future exercise of any such right, power or privilege.
     1.8. The Agreement is hereby amended by adding “TM Member” following “McJ Member” in Section 4.5 and adding the following notice provision for the TM Members in Section 4.5:
     (iv) If to the TM Members:
c/o Gerard Krans
Belgischeplein 13
2587 AP Den Haag
The Netherlands
Fax: + 31 20 404 9367
and
Neil Wagstaff
25 Hopgrove Lane South
York
Y08E 9TG
United Kingdom
and
Hugh Brown
Langland House
17 Park Road
Menston
Ilkley
LS29 6LS
United Kingdom
with copies to:
Holland & Knight LLP
100 North Tampa Street, Suite 4100
Tampa, Florida US 33602
Attention: Robert J. Grammig
Fax: (813) 229-0134
and:

Allen & Overy LLP
Apollolaan 15
1077 AB Amsterdam
The Netherlands
Attention: Johan Kleyn
Fax: +31 20 674 1034
and
DLA Piper UK LLP
Princes Exchange
Princes Square
Leeds
LS1 4BY
United Kingdom
Attention: Wendy Harrison
Fax: 44 (0) 113 369 2499
2. Capitalized Terms. Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Agreement (as in effect immediately prior to the effectiveness of this Amendment).
3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the state of Delaware.
[Signature page follows]

     IN WITNESS WHEREOF, the GSCP Members and the Company have caused this Amendment to be executed and delivered as of the date first written above.

THE COMPANY: PVF HOLDINGS LLC
By:	/s/ Stephen W. Lake
	Name:	Stephen W. Lake
	Title:	Executive Vice President, General Counsel and Corporate Secretary

GSCP MEMBERS:
GS Capital Partners V Fund, L.P.
By:	GSCP V Advisors, L.L.C.,
its general partner
By:	/s/ John E. Bowman
	Name:	John E. Bowman
	Title:	Managing Director

GS Capital Partners V Offshore Fund, L.P.
By:	GSCP V Offshore Advisors, L.L.C.,
its general partner
By:	/s/ John E. Bowman
	Name:	John E. Bowman
	Title:	Managing Director

GS Capital Partners V Institutional, L.P.
By:	GS Advisors V, L.L.C.,
its general partner
By:	/s/ John E. Bowman
	Name:	John E. Bowman
	Title:	Managing Director

GS Capital Partners V GmbH & Co. KG
By:	GS Advisors V, L.L.C.,
its managing limited partner
By:	/s/ John E. Bowman
	Name:	John E. Bowman
	Title:	Managing Director

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

GS Capital Partners VI Fund, L.P.
By:	GSCP VI Advisors, L.L.C.,
its general partner
By:	/s/ John E. Bowman
	Name:	John E. Bowman
	Title:	Managing Director

GS Capital Partners VI Offshore Fund, L.P.
By:	GSCP VI Offshore Advisors, L.L.C.,
its general partner
By:	/s/ John E. Bowman
	Name:	John E. Bowman
	Title:	Managing Director

GS Capital Partners VI Parallel, L.P.
By:	GS Advisors VI, L.L.C.,
its general partner
By:	/s/ John E. Bowman
	Name:	John E. Bowman
	Title:	Managing Director

GS Capital Partners VI GmbH & Co. KG
By:	GS Advisors VI, L.L.C.,
its managing limited partner
By:	/s/ John E. Bowman
	Name:	John E. Bowman
	Title:	Managing Director

[Signature Page to Amendment No. 1 to Registration Rights Agreement]